Exhibit 1.1

UNDERWRITING AGREEMENT

Between

BHAV ACQUISITION CORP

and

MAXIM GROUP LLC,

as Representatives of the Underwriters

Dated: [●], 2026

BHAV Acquisition Corp
UNDERWRITING AGREEMENT

New York, New York

[______], 2026

Maxim Group LLC
300 Park Avenue, 16th Floor
New York, NY 10022

As Representative of the Underwriters

named on Schedule A hereto

Ladies and Gentlemen:

BHAV Acquisition Corp, a Cayman Islands exempted company (the “Company”), hereby confirms its agreement (this “Agreement”) with Maxim Group LLC (the “Representative”), as representative of the several underwriters named on Schedule A hereto (the “Underwriters” or, each underwriter individually, an “Underwriter”), as follows:

1. Purchase and Sale of Securities.

1.1 Firm Securities.

1.1.1 Purchase of Firm Units. On the basis of the representations and warranties contained herein, but subject to the terms and conditions set forth herein, the Company agrees to issue and sell to the several Underwriters, severally and not jointly, and the Underwriters agree to purchase from the Company, severally and not jointly, an aggregate of 10,000,000 units (the “Firm Units”) of the Company, as set forth opposite the respective names of the Underwriters on Schedule A hereto, at a purchase price (net of discounts and commissions) of $9.95 per Firm Unit. The Firm Units are to be offered initially to the public (the “Offering”) at the offering price of $10.00 per Firm Unit. Each Firm Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”), and three-quarters (3/4) of one redeemable warrant (each, a “Public Warrant” and collectively, the “Public Warrants”).The Ordinary Shares and Public Warrants included in the Firm Units will trade separately on the 52nd day following the date hereof (or if such date is not a Business Day (as defined in Section 1.1.2 below), the following Business Day) unless the Representative determines to allow earlier separate trading. Notwithstanding the immediately preceding sentence, in no event will the Ordinary Shares and Public Warrants included in the Firm Units trade separately until (i) the Company has filed with the Securities and Exchange Commission (the “Commission”) a Current Report on Form 8-K that includes an audited balance sheet reflecting the Company’s receipt of the proceeds of the Offering and the Private Placement (as defined in Section 1.3.2 below) and updated financial information with respect to any proceeds the Company receives from the exercise of the Over-allotment Option (as defined in Section 1.2.1) if such option is exercised prior to the filing of the Form 8-K, and (ii) the Company has filed with the Commission a Current Report on Form 8-K and issued a press release announcing when such separate trading will begin. Each whole Public Warrant entitles its holder to purchase one (1) Ordinary Share for $11.50 per share, subject to adjustment, at any time commencing thirty (30) days after the consummation by the Company of a merger, amalgamation, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses (each, a “Business Combination”), and expiring on the five (5) year anniversary of the consummation by the Company of its initial Business Combination, or earlier upon redemption of the Ordinary Shares sold in the Offering or liquidation of the Company.

1.1.2 Payment and Delivery. Delivery and payment for the Firm Units shall be made at 10:00 a.m., New York City time, on the first (1st) Business Day following the commencement of trading of the Firm Units, or at such other time as shall be agreed upon by the Representative and the Company, at the offices of Winston & Strawn LLP, counsel to the Underwriters (“Winston & Strawn”), or at such other place (including remotely by electronic transmission) as shall be agreed upon by the Representative and the Company. The hour and date of delivery and payment for the Firm Units is called the “Closing Date.” Payment for the Firm Units shall be made on the Closing Date by wire transfer in Federal (same day) funds, payable as follows: $100,000,000 of the proceeds received by the Company for the Firm Units and the sale of Private Placement Warrants (as defined in Section 1.3.2) shall be deposited in the trust account (“Trust Account”) established by the Company for the benefit of the Public Shareholders (as defined below), as described in the Registration Statement (as defined in Section 2.1.1) pursuant to the terms of an Investment Management Trust Agreement (the “Trust Agreement”) between the Company and Continental Stock Transfer & Trust Company, LLC (the “Trustee”). The remaining proceeds (less commissions and actual expense payments or other fees payable pursuant to Section 3.9) (the “Remaining Proceeds”), if any, shall be paid to the order of the Company upon delivery to the Representative of certificates (in form and substance satisfactory to the Representative) representing the Firm Units (or through the facilities of the Depository Trust Company (“DTC”)) for the account of the Underwriters. The Firm Units shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least one (1) full Business Day prior to the Closing Date. If the delivery is not made through the facilities of DTC, the Company will permit the Representative to examine and package the Firm Units for delivery, at least one (1) full Business Day prior to the Closing Date. The Company shall not be obligated to sell or deliver any of the Firm Units except upon tender of payment by the Representative for all the Firm Units. As used herein, the term “Public Shareholders” means the holders of Ordinary Shares sold as part of the Units in the Offering or acquired in the aftermarket, including BHAV Partners LLC (the “Sponsor”), the Company’s officers, directors, board advisors and the Individual Purchasers (as defined in Section 1.3.1) to the extent such persons acquire such Ordinary Shares in the aftermarket (and solely with respect to such Ordinary Shares). “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home,” “shelter-in-place,” “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York are generally open for use by customers on such day.

1.2 Over-Allotment Option.

1.2.1 Option Units. The Representative is hereby granted an option (the “Over-allotment Option”) to purchase up to an additional 1,500,000 units (the “Option Units”), the gross proceeds of which will be deposited in the Trust Account, for the purposes of covering any over-allotments in connection with the distribution and sale of the Firm Units. Such Option Units shall be identical in all respects to the Firm Units. Such Option Units shall be purchased for each account of the several Underwriters in the same proportion as the number of Firm Units, set forth opposite such Underwriter’s name on Schedule A hereto, bears to the total number of Firm Units (subject to adjustment by the Representative to eliminate fractions). The Firm Units and the Option Units are hereinafter collectively referred to as the “Units,” and the Units, the Ordinary Shares and the Public Warrants included in the Units, and the Ordinary Shares issuable upon exercise of the Public Warrants are hereinafter referred to collectively as the “Public Securities.” No Option Units shall be sold or delivered unless the Firm Units previously have been, or simultaneously are, sold and delivered. The right to purchase the Option Units, or any portion thereof, may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by the Representative to the Company. The purchase price to be paid for each Option Unit will be the same price per Firm Unit set forth in Section 1.1.1 hereof.

1.2.2 Exercise of Option. The Over-allotment Option granted pursuant to Section 1.2.1 hereof may be exercised by the Representative as to all (at any time) or any part (from time to time) of the Option Units within forty-five (45) days after the effective date (“Effective Date”) of the Registration Statement (as defined in Section 2.1.1 hereof). The Underwriters will not be under any obligation to purchase any Option Units prior to the exercise of the Over-allotment Option. The Over-allotment Option granted hereby may be exercised by the giving of written notice (which may be by email) to the Company by the Representative, which must be confirmed in accordance with Section 10.1 herein setting forth the number of Option Units to be purchased and the date and time for delivery of and payment for the Option Units (the “Option Closing Date”), which will not be later than five (5) full Business Days after the date of the notice or such other time and in such other manner as shall be agreed upon by the Company and the Representative, at the offices of Winston & Strawn or at such other place (including remotely by facsimile or other electronic transmission) as shall be agreed upon by the Company and the Representative. If such delivery and payment for the Option Units does not occur on the Closing Date, the Option Closing Date will be as set forth in the notice. Upon exercise of the Over-allotment Option, the Company will become obligated to convey to the Underwriters, and, subject to the terms and conditions set forth herein, the Underwriters will become obligated to purchase, the number of Option Units specified in such notice.

1.2.3 Payment and Delivery. Payment for the Option Units shall be made on the Option Closing Date by wire transfer in Federal (same day) funds, payable as follows: $9.95 per Option Unit shall be deposited by the Representative in the Trust Account pursuant to the Trust Agreement upon delivery to the Representative of certificates (in form and substance satisfactory to the Representative) representing the Option Units (or through the facilities of DTC) for the account of the Representative. The certificates representing the Option Units to be delivered will be in such denominations and registered in such names as the Representative requests in writing not less than one (1) full Business Day prior to the Closing Date or the Option Closing Date, as the case may be, and will be made available to the Representative for inspection, checking and packaging at the aforesaid office of the Company’s transfer agent or correspondent not less than one (1) full Business Day prior to such Closing Date. The Company shall not be obligated to sell or deliver the Option Units except upon tender of payment by the Underwriters for applicable Option Units.

1.3 Founder Shares and Private Placement.

1.3.1 Founder Shares. On September 30, 2025, the Sponsor acquired from the Company an aggregate of 3,833,333 Class B ordinary shares of the Company, par value $0.0001 per share (the “Founder Shares”), for an aggregate consideration of $25,000. On [●], 2025, the Sponsor forfeited 650,000 Founder Shares and certain individuals who are registered persons of the Representative (the “Maxim individuals”) acquired from the Company an aggregate of 200,000 Founder Shares, and one or more third-party investors (the “Third-Party Investors,” and together with the Maxim individuals, the “Individual Purchasers”) acquired from the Company an aggregate of 450,000 Founder Shares, for an aggregate consideration of $[●], which resulted in the Sponsor owning 3,183,333 Founder Shares. No underwriting discounts, commissions, or placement fees have been or will be payable in connection with the purchase of Founder Shares. Except as described in the Registration Statement, none of the Founder Shares may be sold, assigned or transferred by the Sponsor and the Individual Purchasers, or any of their permitted transferees prior to the date hereof, until the earlier of: (i) six (6) months following the consummation by the Company of the initial Business Combination or (ii) subsequent to the consummation of the initial Business Combination, the date on which the Company completes a liquidation or Business Combination that results in all of the Company’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property; provided that the Founder Shares held by the Maxim individuals remain subject to the compliance with lock-up requirements imposed by FINRA Rule 5110(e). Notwithstanding the foregoing, if the last sale price of the Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share splits, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty (30) trading day period commencing any time seventy-five (75) days after the initial Business Combination, the Founder Shares will be released from such transfer restrictions. Except as described in the Registration Statement, the Founder Shares may only be sold, assigned or transferred by the Individual Purchasers and their permitted transferees in compliance with the terms of the Subscription Agreements (as defined in Section 2.21.2 below). The holders of Founder Shares shall have no right to any liquidating distributions with respect to any portion of the Founder Shares in the event the Company fails to consummate the initial Business Combination within the period of time as provided in its amended and restated memorandum and articles of association, as amended and/or restated from time to time (the “Charter Document”). The holders of the Founder Shares shall not have redemption rights with respect to the Founder Shares. In the event that the Over-allotment Option is not exercised in full, the Sponsor will be required to forfeit such number of Founder Shares (up to 500,000 Founder Shares) such that the Founder Shares then outstanding will comprise approximately 25% of the issued and outstanding ordinary shares of the Company and the Representative Shares (as defined below)) after giving effect to the Offering and exercise, if any, of the Over-allotment Option.

1.3.2 Private Placement Warrants. Simultaneously with the Closing Date, the Sponsor and the Individual Purchasers will purchase from the Company, pursuant to the Purchase Agreements (as defined in Section 2.21.2 hereof), an aggregate of 2,000,000 private placement warrants (or 2,075,000 private placement warrants if the Over-allotment Option is exercised in full), consisting of (i) 1,350,000 private placement warrants purchased by the Sponsor (or 1,425,000 private placement warrants if the Over-allotment Option is exercised in full) and (ii) 650,000 private placement warrants purchased by the Individual Purchasers, of which the Maxim individuals will purchase 200,000 private placement warrants and the Third Party Investors will purchase 450,000 private placement warrants (whether or not the Over-allotment Option is exercised) (collectively, the “Private Placement Warrants”), each Private Placement Warrants exercisable to purchase one (1) Ordinary Share at $11.50 per share, subject to adjustment, which Private Placement Warrants are substantially identical to the Public Warrants, subject to certain exceptions described in the Prospectus (as defined in Section 2.1 below), at a purchase price of $1.00 per warrant, in a private placement intended to be exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act. The purchase price for the Private Placement Warrants to be paid by the Sponsor and the Individual Purchasers, as set forth in their respective Purchase Agreements, shall be delivered to the Trustee or counsel to the Company or the Representative to hold in a separate escrow account at least one (1) Business Day prior to the date hereof so that such funds are readily available to be delivered to the Trust Account on the Closing Date or the Option Closing Date, as the case may be. The private placement of the Private Placement Warrants to the Sponsor and the Individual Purchasers is referred to herein as the “Private Placement.” Certain proceeds from the sale of the Private Placement Warrants shall be deposited into the Trust Account. None of the Private Placement Warrants (or underlying securities) may be sold, assigned or transferred by the Sponsor, the Individual Purchasers, or their permitted transferees until thirty (30) days after the consummation of the initial Business Combination.

1.3.3 The Private Placement Securities. The Private Placement Warrants and the Ordinary Shares underlying the Private Placement Warrants are hereinafter referred to collectively as the “Private Placement Securities.” No underwriting discounts, commissions, or placement fees have been or will be payable in connection with the Private Placement Securities sold in the Private Placement. The Private Placement Warrants are identical to the Public Warrants except that (i) none of the Private Placement Warrants will be transferable, assignable or salable until thirty (30) days after the consummation of the initial Business Combination except to permitted transferees, (ii) will be entitled to registration rights, (iii) will be entitled to be exercised on a cashless basis and (iv) will not be redeemable by the Company. The Public Securities, the Private Placement Securities, the Representative Shares (as defined in Section 1.4) and the Founder Shares are hereinafter referred to collectively as the “Securities.”

1.4 Representative’s Ordinary Shares. On the Closing Date, the Company shall issue to the Representative or its designees 500,000 Ordinary Shares, or up to 575,000 Ordinary Shares upon full exercise of the Over-allotment Option (the “Representative Shares”). The Representative has agreed, and caused its designees to agree, not to transfer, assign or sell any such Representative Shares until the completion of the initial Business Combination. In addition, the Representative has agreed (i) to waive its redemption rights (or right to participate in any tender offer) with respect to such shares in connection with the completion of the initial Business Combination or amendment to the Charter Document and (ii) to waive its rights to liquidating distributions from the trust account with respect to such shares if the Company fails to complete the initial Business Combination within the period of time as provided in its Charter Document. The Representative Shares will not be sold, transferred, assigned, pledged or hypothecated or the subject of any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of the Representative Shares by any person, for a period of one-hundred and eighty (180) days from the commencement of sales of the Offering to anyone other than as permitted in accordance with Financial Industry Regulatory Authority (“FINRA”) Rule 5110(e)(2). On and after the 181st day following the commencement of sales of the Offering, transfers to others may be made subject to compliance with or exemptions from applicable securities laws and this Agreement, provided, however, that any transferee (and any subsequent transferees) must agree to the restrictions on transfer and redemption contained in this Section 1.4. The certificates for the Representative Shares shall contain legends to reflect the above FINRA and contractual transfer restrictions. The holders of Representative Shares shall have registration rights as provided for in the Registration Rights Agreements (as defined in Section 2.21.4).

1.5 Working Capital. Upon consummation of the Offering, approximately $750,000 of the net proceeds from the sale of Units and the Private Placement Warrants (or such greater or lesser amount representing the Remaining Proceeds) will be available to the Company and held outside of the Trust Account to fund the working capital requirements of the Company.

1.6 Interest Income. Prior to the Company’s consummation of the initial Business Combination or the Company’s liquidation, interest earned on the Trust Account may be released to the Company from the Trust Account in accordance with the terms of the Charter Document and the Trust Agreement to pay any taxes incurred by the Company and up to $100,000 for dissolution expenses, all as more fully described in the Prospectus. The proceeds placed in the Trust Account and the interest earned thereon shall not be used to pay for possible excise tax or any other fees or taxes that may be levied on the Company pursuant to any current, pending or future rules or laws, including without limitation any excise tax due under the Inflation Reduction Act of 2022 on any redemption or share repurchases by the Company.

2. Representations and Warranties of the Company. The Company represents and warrants to the Underwriters as follows:

2.1 Filing of Registration Statement.

2.1.1 Pursuant to the Act. The Company has filed with the Commission a registration statement and any amendment thereto, on Form S-1 (File No. 333-293399), including any related preliminary prospectus (the “Preliminary Prospectus,” including any prospectus that is included in the registration statement immediately prior to the effectiveness of the registration statement), for the registration of the Units under the Act, which registration statement and amendment or amendments have been prepared by the Company in conformity with the requirements of the Act, and the rules and regulations (the “Regulations”) of the Commission under the Act. The conditions for use of Form S-1 to register the Offering under the Act, as set forth in the General Instructions to such Form, have been satisfied. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement became effective, including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein and all information deemed to be a part thereof as of such time pursuant to Rule 430A of the Regulations is hereinafter called the “Registration Statement,” and the form of the final prospectus dated the Effective Date included in the Registration Statement (or, if applicable, the form of final prospectus containing information permitted to be omitted at the time of effectiveness by Rule 430A of the Regulations, filed by the Company with the Commission pursuant to Rule 424 of the Regulations), is hereinafter called the “Prospectus.” For purposes of this Agreement, “Applicable Time,” as used in the Act, means [4:30] p.m. New York City time, on the date of this Agreement. Prior to the Applicable Time, the Company prepared a Preliminary Prospectus, which was included in the Registration Statement filed on [●], 2026, for distribution by the Underwriters (such Preliminary Prospectus used most recently prior to the Applicable Time, the “Statutory Prospectus”). Other than the Registration Statement, together with any correspondence letters between the Company and/or counsel for the Company and the Commission, no other document with respect to the Registration Statement has been filed under the Act with the Commission. All of the Public Securities have been or will be registered for public sale under the Act pursuant to the Registration Statement. The Registration Statement has been declared effective by the Commission on the date hereof. If, subsequent to the date of this Agreement, the Company or the Representative determines that, at the Applicable Time, the Statutory Prospectus included an untrue statement of a material fact or omitted a statement of material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Company and the Representative agree to provide an opportunity to purchasers of the Units to terminate their old purchase contracts and enter into new purchase contracts, then the Statutory Prospectus will be deemed to include any additional information available to purchasers at the time of entry into the first such new purchase contract.

2.1.2 Pursuant to the Exchange Act. The Company has filed with the Commission a Registration Statement on Form 8-A (File Number 001-[_____]) providing for the registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Units, Ordinary Shares, and the Public Warrants. The registration of the Units, Ordinary Shares, and Public Warrants under the Exchange Act has been declared effective by the Commission on the date hereof and the Units, Ordinary Shares, and Public Warrants have been registered pursuant to Section 12(b) of the Exchange Act.

2.1.3 No Stop Orders, etc. Neither the Commission nor, to the Company’s knowledge, any federal, state or other regulatory authority has issued any order or threatened to issue any order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus, the Statutory Prospectus or Prospectus or any part thereof, or has instituted or, to the Company’s knowledge, threatened to institute any proceedings with respect to such an order.

2.2 Disclosures in Registration Statement.

2.2.1 10b-5 Representation. At the time of effectiveness of the Registration Statement (or at the time of any post-effective amendment to the Registration Statement) and at all times subsequent thereto up to the Closing Date and the Option Closing Date, if any, the Registration Statement, the Statutory Prospectus and the Prospectus do and will contain all material statements that are required to be stated therein in accordance with the Act and the Regulations, and did or will, in all material respects, conform to the requirements of the Act and the Regulations. The Registration Statement, as of the Effective Date and at the Applicable Time, did not, and the amendments and supplements thereto, as of their respective dates, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as of its date and the Closing Date or the Option Closing Date, as the case may be, did not, and the amendments and supplements thereto, as of their respective dates, will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Statutory Prospectus, as of the Applicable Time (or such subsequent Applicable Time pursuant to Section 2.1.1), did not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. When any Preliminary Prospectus or the Statutory Prospectus was first filed with the Commission (whether filed as part of the Registration Statement for the registration of the Public Securities or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus or the Statutory Prospectus and any amendments thereof and supplements thereto complied or will have been corrected in the Statutory Prospectus and the Prospectus to comply in all material respects with the applicable provisions of the Act and the Regulations and did not, and will not, contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representation and warranty made in this Section 2.2.1 does not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by the Underwriters expressly for use in the Registration Statement, the Statutory Prospectus or the Prospectus or any amendment thereof or supplement thereto. The parties acknowledge and agree that such information provided by or on behalf of the Underwriters consists solely of the following: the names of the Underwriters, the table of underwriters in the first paragraph of the section entitled “Underwriting,” the information with respect to stabilization transactions contained in the first and second paragraphs of the section entitled “Underwriting - Regulatory Restrictions on Purchase of Securities,” the information with respect to underwriting discounts and commissions in the section entitled “Underwriting,” and the identity of counsel to the Underwriters contained in the section entitled “Legal Matters” (such information, collectively, the “Underwriters’ Information”).

2.2.2 Disclosure of Agreements. The agreements and documents described in the Registration Statement, the Statutory Prospectus and the Prospectus conform to the descriptions thereof contained therein in all material respects and there are no agreements or other documents required to be described in the Registration Statement, the Statutory Prospectus or the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which its property or business is or may be bound or affected and (i) that is referred to in the Registration Statement, Statutory Prospectus or the Prospectus or attached as an exhibit thereto, or (ii) that is material to the Company’s business, has been duly authorized and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the foreign, federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and no such agreement or instrument has been assigned by the Company, and neither the Company nor, to the Company’s knowledge, any other party is in breach or default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a breach or default thereunder. To the Company’s knowledge, the performance by the Company of the material provisions of such agreements or instruments will not result in a material violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses, including, without limitation, those relating to environmental laws and regulations.

2.2.3 Prior Securities Transactions. No securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company since the date of the Company’s formation, except as disclosed in the Registration Statement.

2.2.4 Regulations. The disclosures in the Registration Statement, the Statutory Prospectus and Prospectus concerning the effects of federal, foreign, state and local regulation on the Company’s business as currently contemplated are correct in all material respects and do not omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

2.3 Changes After Dates in Registration Statement.

2.3.1 No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement, the Statutory Prospectus and the Prospectus, except as otherwise specifically stated therein, (i) there has been no material adverse change, or, to the knowledge of the Company, any development that could be reasonably expected to result in a material adverse change, in the condition, financial or otherwise, business, operations or prospects of the Company, whether or not arising from transactions in the ordinary course of business (any such change, a “Material Adverse Change,” and any resulting effect, a “Material Adverse Effect”), (ii) there have been no material transactions entered into by the Company, other than as contemplated pursuant to this Agreement, (iii) no member of the Company’s board of directors (the “Board of Directors”) or management has resigned from any position with the Company and (iv) no event or occurrence has taken place which materially impairs, or would likely materially impair, with the passage of time, the ability of the members of the Board of Directors or management to act in their capacities with the Company as described in the Registration Statement, the Statutory Prospectus and the Prospectus.

2.3.2 Recent Securities Transactions. Subsequent to the respective dates as of which information is given in the Registration Statement, the Statutory Prospectus and the Prospectus, and except as may otherwise be indicated or contemplated herein or therein, the Company has not: (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its share capital.

2.4 Independent Registered Public Accounting Firm. WithumSmith+Brown, PC (“WS+B”), whose report is filed with the Commission as part of, and is included in, the Registration Statement, the Statutory Prospectus, and the Prospectus, are, to the Company’s knowledge, independent registered public accountants as required by the Act, the Regulations and the Public Company Accounting Oversight Board (the “PCAOB”), including the rules and regulations promulgated by such entity. To the Company’s knowledge, WS+B is currently registered with the PCAOB and in good standing. WS+B has not, during the periods covered by the financial statements included in the Registration Statement, the Statutory Prospectus and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.

2.5 Financial Statements; Statistical Data.

2.5.1 Financial Statements. The financial statements, including the notes thereto and supporting schedules (if any) included in the Registration Statement, the Statutory Prospectus and the Prospectus fairly present the financial position, the results of operations and the cash flows of the Company at the dates and for the periods to which they apply; such financial statements have been prepared in conformity with United States generally accepted accounting principles (“GAAP”), consistently applied throughout the periods involved; and the supporting schedules included in the Registration Statement, the Statutory Prospectus and the Prospectus present fairly the information required to be stated therein in conformity with the Regulations. No other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the Statutory Prospectus or the Prospectus. The Registration Statement, the Statutory Prospectus and the Prospectus disclose all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenues or expenses. There are no pro forma or as adjusted financial statements which are required to be included in the Registration Statement, the Statutory Prospectus and the Prospectus in accordance with Regulation S-X or Form S-1 that have not been included as so required.

2.5.2 Statistical Data. The statistical, industry-related and market-related data included in the Registration Statement, the Statutory Prospectus and/or the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

2.6 Authorized Capital; Options. The Company had at the date or dates indicated in each of the Registration Statement, the Statutory Prospectus, and the Prospectus, as the case may be, duly authorized, issued and outstanding capitalization as set forth in the Registration Statement, the Statutory Prospectus, and the Prospectus. Based on the assumptions stated in the Registration Statement, the Statutory Prospectus, and the Prospectus, the Company will have on the Closing Date or on the Option Closing Date, as the case may be, the adjusted share capitalization set forth therein. Except as set forth in, or contemplated by, the Registration Statement, the Statutory Prospectus and the Prospectus, on the Effective Date and on the Closing Date or Option Closing Date, as the case may be, there will be no options, warrants, or other rights to purchase or otherwise acquire any authorized but unissued Ordinary Shares or any security convertible into Ordinary Shares, or any contracts or commitments to issue or sell Ordinary Shares or any such options, warrants, rights or convertible securities.

2.7 Valid Issuance of Securities.

2.7.1 Outstanding Securities. All issued and outstanding securities of the Company issued prior to the transactions contemplated by this Agreement have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The authorized and outstanding securities of the Company conform in all material respects to all statements relating thereto contained in the Registration Statement, the Statutory Prospectus and the Prospectus. All offers, sales and any transfers of the outstanding securities of the Company were at all relevant times either registered under the Act and the applicable state securities or Blue Sky laws or exempt from such registration requirements (based in part on the representations and warranties of the purchasers of such securities).

2.7.2 Public Securities; Representative Shares. The Public Securities and the Representative Shares have been duly authorized and reserved for issuance and when issued and paid for in accordance with this Agreement, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Public Securities and the Representative Shares are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Public Securities and the Representative Shares has been duly and validly taken. The form of certificates for the Public Securities conform to the corporate law of the jurisdiction of the Company’s incorporation and applicable securities laws. The Public Securities conform in all material respects to the descriptions thereof contained in the Registration Statement, the Statutory Prospectus and the Prospectus, as the case may be. When paid for and issued, the Public Warrants included in the Units will constitute valid and binding obligations of the Company to issue and deliver the number and type of securities of the Company called for thereby in accordance with the terms thereof and such Public Warrants are, or will be, enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under foreign, federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The Ordinary Shares issuable upon exercise of the Public Warrants have been reserved for issuance upon the exercise of the Public Warrants and upon payment of the consideration therefor, and when issued and delivered in accordance with the terms thereof and the Warrant Agreement (as defined in Section 2.23) and registered in the Company’s register of members such Ordinary Shares will be duly and validly authorized, validly issued, fully paid and non-assessable.

2.7.3 Private Placement Securities. The Private Placement Warrants will constitute valid and binding obligations of the Company to issue the number and type of securities of the Company called for thereby in accordance with the terms thereof, and will be enforceable against the Company in accordance with their terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under foreign, federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.  The Private Placement Securities have been duly authorized and reserved for issuance and when issued and paid for in accordance with the Purchase Agreements will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Private Placement Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Private Placement Securities has been duly and validly taken. The Private Placement Securities conform in all material respects to the descriptions thereof contained in the Registration Statement, the Statutory Prospectus, and the Prospectus, as the case may be.

2.7.4 No Integration. Neither the Company nor any of its affiliates has, prior to the date hereof, made any offer or sale of any securities which are required to be or may be “integrated” pursuant to the Act or the Regulations with the offer and sale of the Public Securities pursuant to the Registration Statement or the Private Placement Securities in the Private Placement.

2.8 Registration Rights of Third Parties. Except as set forth in the Registration Statement, the Statutory Prospectus and the Prospectus, no holders of any securities of the Company or any rights exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Act or to include any such securities in a registration statement to be filed by the Company.

2.9 Validity and Binding Effect of Agreements. This Agreement, the Insider Letter (as defined in Section 2.21.1), the Trust Agreement, the Services Agreement (as defined in Section 2.21.3), the Registration Rights Agreements, the Warrant Agreement and the Purchase Agreements (as defined in Section 2.21.2) (collectively, the “Transaction Documents”) have been duly and validly authorized by the Company and, when executed and delivered by the Company and the other parties thereto, will constitute the valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (ii) as enforceability of any indemnification or contribution provision may be limited under the foreign, federal, and state securities laws, and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

2.10 No Conflicts, Etc. The execution, delivery, and performance by the Company of the Transaction Documents, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a material breach or violation of, or conflict with any of the terms and provisions of, or constitute a material default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement, obligation, condition, covenant or instrument to which the Company is a party or bound or to which its property is subject except pursuant to the Trust Agreement; (ii) result in any violation of the provisions of the Charter Document; or (iii) violate any existing applicable statute, law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties, assets or business constituted as of the date hereof.

2.11 No Defaults; Violations. No material default or violation exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other material agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject. The Company is not in violation of any term or provision of its Charter Document. The Company is not in violation of any franchise, license, permit, applicable law, rule, regulation, judgment or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or businesses, except for such violations which would not reasonably be expected to have a Material Adverse Effect.

2.12 Corporate Power; Licenses; Consents.

2.12.1 Conduct of Business. The Company has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its business for the purpose as described in the Registration Statement, the Statutory Prospectus and the Prospectus. The disclosures in the Registration Statement, the Statutory Prospectus and the Prospectus concerning the effects of foreign, federal, state and local regulation on this Offering and the Company’s business purpose as currently contemplated are correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Since its formation, the Company has conducted no business and has incurred no liabilities other than in connection with its formation and in furtherance of this Offering.

2.12.2 Transactions Contemplated Herein. The Company has all requisite corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof, and all consents, authorizations, approvals and orders required in connection herewith have been obtained. No consent, authorization, or order of, and no filing with, any court, government agency or other body, foreign or domestic, is required for the valid issuance, sale and delivery, of the Public Securities and the Private Placement Securities and the consummation of the transactions and agreements contemplated by the Transaction Documents and as contemplated by the Registration Statement, the Statutory Prospectus and the Prospectus, except with respect to applicable foreign, federal and state securities laws and the rules and regulations promulgated by FINRA.

2.13 D&O Questionnaires. All information contained in the questionnaires (“Questionnaires”) completed by each of the Company’s officers, directors, board advisor and the Sponsor prior to the Offering (collectively, the “Insiders”) and provided to the Representative and its counsel and the biographies of the Insiders contained in the Registration Statement, Statutory Prospectus and the Prospectus (to the extent a biography is contained) is, true and correct in all material respects and the Company has not become aware of any information which would cause the information disclosed in the Questionnaires completed by each Insider to become inaccurate, incorrect or incomplete in any material respect.

2.14 Litigation; Governmental Proceedings. There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending, or to the Company’s knowledge, threatened against or involving the Company or, to the Company’s knowledge, any Insider that has not been disclosed, that is required to be disclosed, in the Registration Statement, the Statutory Prospectus, the Prospectus or the Questionnaires.

2.15 Good Standing. The Company has been duly incorporated and is validly existing as an exempted company with limited liability and is in good standing (to the extent such concept exists) under the laws of its jurisdiction of incorporation. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not have a Material Adverse Effect.

2.16 No Contemplation of a Business Combination. The Company has not identified any target business for the initial Business Combination (each a “Target Business”) and it has not, nor has anyone on its behalf, initiated any substantive discussions, directly or indirectly, with any Business Combination target.

2.17 Transactions Requiring Disclosure to FINRA.

2.17.1 Finder’s Fees. There are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or any Insider with respect to the sale of the Securities hereunder or any other arrangements, agreements or understandings of the Company or to the Company’s knowledge, any Insider that may affect the Underwriters’ compensation, as defined by FINRA.

2.17.2 Payments Within 180 Days. The Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) any FINRA member participating in the Offering as defined in FINRA Rule 5110(j)(15) (“Participating FINRA Member”); or (iii) any person or entity that has any direct or indirect affiliation or association with any Participating FINRA Member, within the 180-day period prior to the initial filing of the Registration Statement, other than the prior payments to the Representative in connection with the Offering. The Company has not issued any warrants or other securities, or granted any options, directly or indirectly, to anyone who is a potential underwriter in the Offering or an associated person or affiliate (as defined by FINRA rules) of such an underwriter within the 180-day period prior to the initial filing date of the Registration Statement. No person to whom securities of the Company have been privately issued within the 180-day period prior to the initial filing date of the Registration Statement has any relationship or affiliation or association with any Participating FINRA Member. Except with respect to the Representative in connection with the Offering, the Company has not entered into any agreement or arrangement (including, without limitation, any consulting agreement or any other type of agreement) during the 180-day period prior to the initial filing date of the Registration Statement with the Commission, which arrangement or agreement provides for the receipt of any underwriting compensation from the Company to a Participating FINRA Member.

2.17.3 FINRA Affiliation. Other than the Individual Purchasers, and as disclosed to the Representative, no officer or director or any direct or indirect beneficial owner (including the Insiders) of any class of the Company’s unregistered securities (whether debt or equity, registered or unregistered, regardless of the time acquired or the source from which derived) has any direct or indirect affiliation or association with any Participating FINRA Member. The Company will advise the Representative and Winston & Strawn if it learns that any officer or director or any direct or indirect beneficial owner (including the Insiders) is or becomes an affiliate or associated person of a Participating FINRA Member.

2.17.4 Share Ownership. Other than the Individual Purchasers, no officer or director or any direct or indirect beneficial owner (including the Insiders) of any class of the Company’s unregistered securities is an owner of shares or other securities of any member of FINRA participating in the Offering (other than securities purchased on the open market).

2.17.5 Loans. No officer or director or any direct or indirect beneficial owner (including the Insiders) of any class of the Company’s unregistered securities has made a subordinated loan to any member of FINRA participating in the Offering.

2.17.6 Proceeds of the Offering. No proceeds from the sale of the Public Securities (excluding underwriting compensation) or the Private Placement Securities will be paid to any FINRA member participating in the Offering, or any persons associated or affiliated with a member of FINRA participating in the Offering, except as specifically authorized herein.

2.17.7 Conflicts of Interest. To the Company’s knowledge, no Participating FINRA Member has a conflict of interest with the Company. For this purpose, a “conflict of interest” exists when a member of FINRA and/or its associated persons, parent or affiliates in the aggregate beneficially own 10% or more of the Company’s outstanding subordinated debt or common equity, or 10% or more of the Company’s preferred equity. Participating FINRA Members include managing agents, syndicate group members and all dealers which are members of FINRA.

2.18 Taxes.

2.18.1 There are no transfer taxes or other similar fees or charges under U.S. federal law or the laws of any U.S. state or any political subdivision of the United States, required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Company of the Public Securities.

2.18.2 The Company has filed all foreign, U.S. federal, state and local tax returns required to be filed with taxing authorities prior to the date hereof in a timely manner or has duly obtained extensions of time for the filing thereof, except in any case in which the failure to so file would not have a Material Adverse Effect. The Company has paid all taxes shown as due on such returns that were filed and has paid all taxes imposed on it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect. The Company has made appropriate provisions in the applicable financial statements referred to in Section 2.5 above in respect of all federal, state, local and foreign income and franchise taxes for all current or prior periods as to which the tax liability of the Company has not been finally determined, if any.

2.19 Foreign Corrupt Practices Act; Anti-Money Laundering; Patriot Act.

2.19.1 Foreign Corrupt Practices Act. Neither the Company nor to the Company’s knowledge, any of the Insiders or any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) that (i) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, might have had a Material Adverse Effect, or (iii) if not continued in the future, might adversely affect the assets, business or operations of the Company. The Company has taken reasonable steps to ensure that its accounting controls and procedures are sufficient to cause the Company to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

2.19.2 Currency and Foreign Transactions Reporting Act. The operations of the Company are and have been conducted at all times in compliance with (i) the requirements of the U.S. Treasury Department Office of Foreign Asset Control and (ii) applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transaction Reporting Act of 1970, as amended, including the Money Laundering Control Act of 1986, as amended, the rules and regulations thereunder and any related or similar money laundering statutes, rules, regulations or guidelines, issued, administered or enforced by any Federal governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

2.19.3 Patriot Act. Neither the Company nor to the Company’s knowledge, any Insider has violated the Bank Secrecy Act of 1970, as amended, or the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act of 2001, and/or the rules and regulations promulgated under any such law, or any successor law.

2.20 Officers’ Certificate. Any certificate signed by any duly authorized officer of the Company in connection with the Offering and delivered to the Representative or to Winston & Strawn shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

2.21 Agreements With Insiders.

2.21.1 Insider Letter. The Company has caused to be duly executed a legally binding and enforceable agreement (except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (ii) as enforceability of any indemnification, contribution or non-compete provision may be limited under foreign, federal and state securities laws, and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought), a form of which is annexed as an exhibit to the Registration Statement (the “Insider Letter”), pursuant to which each of the Insiders, including the Sponsor, agree to certain matters. The Insider Letter shall not be amended, modified or otherwise changed without the prior written consent of the Representative, which consent shall not be unreasonably delayed, conditioned or withheld by the Representative.

2.21.2 Purchase Agreements. The Sponsor has executed and delivered a Private Placement Warrant Subscription Agreement (the “Sponsor Purchase Agreement”) and the Individual Purchasers have each executed subscription agreements (the “Subscription Agreements” and, together with the Sponsor Purchase Agreement, the “Purchase Agreements”). The forms of the Purchase Agreements are filed as exhibits to the Registration Statement, pursuant to which the Sponsor and the Individual Purchasers will, among other things, on the Closing Date, each consummate the purchase of and deliver the purchase price for the Private Placement Warrants as provided for in the respective Purchase Agreements. Pursuant to the Purchase Agreements, (i) the Sponsor and the Individual Purchasers have each waived any and all rights and claims each may have to any proceeds, and any interest thereon, held in the Trust Account in respect of the Private Placement Warrants, and (ii) certain proceeds from the sale of the Private Placement Warrants will be deposited by the Company in the Trust Account in accordance with the terms of the Trust Agreement on the Closing Date as provided for in the Purchase Agreements.

2.21.3 Administrative Services Agreement. The Company and the Sponsor (or an affiliate of the Sponsor) have entered into an agreement (“Services Agreement”) substantially in the form annexed as an exhibit to the Registration Statement pursuant to which the Sponsor (or an affiliate of the Sponsor) will make available to the Company office space, utilities and secretarial and administrative support for the Company’s use for $20,000 per month, which will begin accruing upon consummation of the Offering and will not be payable until the earlier of the consummation by the Company of the initial Business Combination or the liquidation of the Trust Account, on the terms and subject to the conditions set forth in the Services Agreement.

2.21.4 Registration Rights Agreements. The Company, the Sponsor, the Company’s officers and directors, the Individual Purchasers and the Underwriters have each entered into a Registration Rights Agreement (collectively, the “Registration Rights Agreements”) substantially in the form filed as an exhibit to the Registration Statement, whereby such parties will be entitled to certain registration rights with respect to the securities they hold or may hold, as set forth in such Registration Rights Agreements and described more fully in the Registration Statement, the Statutory Prospectus and the Prospectus.

2.21.5 Loans. The Sponsor has agreed to make loans to the Company in the aggregate amount of up to $500,000 (the “Insider Loans”) pursuant to a promissory note filed as an exhibit to the Registration Statement. The Insider Loans do not bear any interest and any outstanding amounts thereunder as of the date of the initial Business Combination are repayable by the Company on such date.

2.22 Investment Management Trust Agreement. The Company has entered into the Trust Agreement with respect to certain proceeds of the Offering and the Private Placement Warrants substantially in the form filed as an exhibit to the Registration Statement, pursuant to which the funds held in the Trust Account may be released under limited circumstances.

2.23 Warrant Agreement. The Company has entered into a warrant agreement with the Trustee with respect to the Public Warrants comprising part of the Units, the Placement Warrants and certain other warrants that may be issued by the Company substantially in the form filed as an exhibit to the Registration Statement (“Warrant Agreement”).

2.24 No Existing Non-Competition Agreements. No Insider is subject to any non-competition agreement or non-solicitation agreement with any employer or prior employer which could materially affect his ability to be an employee, officer and/or director of the Company, except as disclosed in the Registration Statement.

2.25 Investments. No more than 45% of the “value” (as defined in Section 2(a)(41) of the Investment Company Act of 1940, as amended (“Investment Company Act”)) of the Company’s total assets consist of, and no more than 45% of the Company’s net income after taxes is derived from, securities other than “Government Securities” (as defined in Section 2(a)(16) of the Investment Company Act) or money market funds meeting the conditions of Rule 2a-7 under the Investment Company Act.

2.26 Investment Company Act. The Company is not required, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Statutory Prospectus and Prospectus will not be required, to register as an “investment company” under the Investment Company Act.

2.27 Subsidiaries. The Company does not own an interest in any corporation, partnership, limited liability company, joint venture, trust or other business entity.

2.28 Related Party Transactions. No relationship, direct or indirect, exists between or among the Company, on the one hand, and any Insider, on the other hand, which is required by the Act, the Exchange Act or the Regulations to be described in the Registration Statement, the Statutory Prospectus and the Prospectus which is not so described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business), or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement, the Statutory Prospectus and Prospectus. The Company has not extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or officer of the Company.

2.29 No Influence. The Company has not offered, or caused the Underwriters to offer, the Firm Units to any person or entity with the intention of unlawfully influencing a journalist or publication to write or publish favorable information about the Company or any such affiliate.

2.30 Sarbanes-Oxley. The Company is, or on the Closing Date will be, in material compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated thereunder and related or similar rules or regulations promulgated by any governmental or self-regulatory entity or agency, that are applicable to it as of the date hereof.

2.31 Distribution of Offering Material by the Company. The Company has not distributed and will not distribute, prior to the later of the Closing Date and the completion of the distribution of the Units, any offering material in connection with the offering and sale of the Units other than the Statutory Prospectus and the Prospectus, in each case as supplemented and amended.

2.32 Nasdaq Stock Market. The Public Securities have been authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution, on The Nasdaq Stock Market LLC (“Nasdaq”), and the Company knows of no reason or set of facts that is likely to adversely affect such authorization.

2.33 Board of Directors. As of the Effective Date, the Board of Directors of the Company will be comprised of the persons set forth as “Directors” or “Director nominees” under the heading of the Statutory Prospectus and the Prospectus captioned “Management.” As of the Effective Date, the qualifications of the persons serving as board members and the overall composition of the board will comply with the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder and the rules of the Nasdaq that are, in each case, applicable to the Company. As of the Effective Date, the Company will have an Audit Committee that satisfies the applicable requirements under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder and the rules of the Nasdaq.

2.34 Emerging Growth Company. From its formation through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Act (an “Emerging Growth Company”).

2.35 No Disqualification Events. Neither the Company, nor any of its predecessors or any affiliated issuer, nor any director, executive officer, or other officer of the Company participating in the Offering, nor any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Act) connected with the Company in any capacity at the Applicable Time (each, a “Company Covered Person” and, together, “Company Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Company Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Underwriters a copy of any disclosures provided thereunder.

2.36 Free-Writing Prospectus and Testing-the-Waters. The Company has not made any offer relating to the Public Securities that would constitute an issuer free writing prospectus, as defined in Rule 433 under the Act, or that would otherwise constitute a “free writing prospectus” as defined in Rule 405. The Company: (a) has not engaged in any Testing-the-Waters Communication other than Testing-the-Waters Communications with the consent of the Representative with entities that are qualified institutional buyers within the meaning of Rule 144A under the Act or institutions that are accredited investors within the meaning of Rule 501 under the Act and (b) has not authorized anyone to engage in Testing-the-Waters Communications other than its officers and the Representative and individuals engaged by the Representative. The Company has not distributed any written Testing-the-Waters Communications other than those listed on Schedule B hereto. “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Act.

2.37 Dividends and Distributions. Except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, under current laws and regulations of the Cayman Islands and any political subdivision thereof, all dividends and other distributions declared and payable on the Securities may be paid by the Company to the holder thereof in United States dollars. No taxes, fees or charges (other than stamp duty) are payable (by assessment, withholding, deduction or otherwise) to the government or other taxing authority in the Cayman Islands under the laws of the Cayman Islands in respect of dividends and disbursements made to the holders of Securities.

3. Covenants of the Company. The Company covenants and agrees as follows:

3.1 Amendments to Registration Statement. The Company will deliver to the Representative, prior to filing, any amendment or supplement to the Registration Statement, any Preliminary Prospectus or the Prospectus proposed to be filed after the Effective Date and the Company shall not file any such amendment or supplement to which the Representative reasonably objects in writing.

3.2 Federal Securities Laws.

3.2.1 Compliance. During the time when a Prospectus is required to be delivered under the Act, the Company will use its commercially reasonable efforts to comply with all requirements imposed upon it by the Act, the Regulations, and the Exchange Act, and by the regulations under the Exchange Act, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Public Securities in accordance with the provisions hereof and the Statutory Prospectus and the Prospectus. If at any time when a Prospectus relating to the Public Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or counsel for the Underwriters, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with the Act, the Company will notify the Representative promptly and prepare and file with the Commission, subject to Section 3.1 hereof, an appropriate amendment or supplement in accordance with Section 10 of the Act.

3.2.2 Filing of Final Prospectus. The Company will file the Prospectus (in form and substance satisfactory to the Underwriters) with the Commission pursuant to the requirements of Rule 424 of the Regulations.

3.2.3 Exchange Act Registration. The Company will use its commercially reasonable efforts to maintain the registration of the Public Securities under the provisions of the Exchange Act (except in connection with a going-private transaction) for a period of five (5) years from the Effective Date, or until the Company is required to be liquidated or is acquired, if earlier, or, in the case of the Public Warrants, until the Public Warrants expire and are no longer exercisable or have been exercised or redeemed in full. The Company will not deregister the Public Securities under the Exchange Act (except in connection with a going private transaction after the completion of a Business Combination) without the prior written consent of the Representative, which consent shall not be unreasonably delayed, conditioned or withheld by the Representative.

3.2.4 Exchange Act Filings. From the Effective Date until the earlier of the Company’s initial Business Combination, or its liquidation and dissolution, the Company shall timely file with the Commission via the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) such statements and reports as are required to be filed by a company registered under Section 12(b) of the Exchange Act.

3.2.5 Sarbanes-Oxley Compliance. As soon as it is legally required to do so, the Company shall take all actions necessary to obtain and thereafter maintain material compliance with each applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder and related or similar rules and regulations promulgated by any other governmental or self-regulatory entity or agency with jurisdiction over the Company.

3.3 Free-Writing Prospectus. The Company agrees that it will not make any offer relating to the Public Securities that would constitute an issuer free writing prospectus, as defined in Rule 433 under the Act, or that would otherwise constitute a “free writing prospectus” as defined in Rule 405.

3.4 Delivery to Underwriters of Prospectuses. The Company will deliver to the Underwriters, without charge and from time to time during the period when the Prospectus is required to be delivered under the Act or the Exchange Act, such number of copies of each Preliminary Prospectus and the Prospectus as the Underwriters may reasonably request and, as soon as the Registration Statement or any amendment or supplement thereto becomes effective, deliver to the Underwriters, upon their request, two manually executed Registration Statements, including exhibits, and all post-effective amendments thereto and copies of all exhibits filed therewith or incorporated therein by reference and all manually executed consents of certified experts.

3.5 Effectiveness and Events Requiring Notice to the Representative. The Company will use its commercially reasonable efforts to cause the Registration Statement to remain effective and will notify the Representative immediately and confirm the notice in writing: (i) of the effectiveness of the Registration Statement and any amendment thereto; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or of the initiation, or the threatening, of any proceeding for that purpose; (iii) of the issuance by any foreign or state securities commission of any proceedings for the suspension of the qualification of the Public Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose; (iv) of the mailing and delivery to the Commission for filing of any amendment or supplement to the Registration Statement or Prospectus; (v) of the receipt of any comments or request for any additional information from the Commission; and (vi) of the happening of any event that, in the reasonable judgment of the Company, makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, and in light of the circumstances under which they were made, not misleading in any material respect. If the Commission or any foreign or state securities commission shall enter a stop order or suspend such qualification at any time, the Company will make every reasonable effort to obtain promptly the lifting of such order.

3.6 Affiliated Transactions.

3.6.1 Business Combinations. The Company will not consummate a Business Combination with any entity that is affiliated with any Insider unless (i) the Company obtains an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions that the initial Business Combination is fair to the Company from a financial point of view and (ii) a majority of the Company’s disinterested and independent directors (if there are any) approve such transaction.

3.6.2 Compensation to Insiders. Except as disclosed in the Registration Statement, the Statutory Prospectus and the Prospectus, the Company shall not pay any of the Insiders or any of their affiliates any fees or compensation from the Company, for services rendered to the Company prior to, or in connection with, the consummation of the initial Business Combination.

3.7 Reports to the Representative. For a period of three (3) years from the Effective Date or until such earlier time upon which the Company (i) is required to be liquidated or (ii) is no longer required to file reports under the Exchange Act, the Company will furnish to the Representative and its counsel copies of such financial statements and other periodic and special reports as the Company from time to time furnishes generally to holders of any class of its securities, and promptly furnish to the Underwriters, (i) a copy of each periodic report the Company shall be required to file with the Commission, (ii) a copy of every press release and every news item and article with respect to the Company or its affairs that was released by the Company, (iii) a copy of each Current Report on Form 8-K or Schedule 13D, 13G, 14D-1 or 13E-4 received or prepared by the Company, (iv) two (2) copies of each registration statement filed by the Company with the Commission under the Act, and (v) such additional documents and information with respect to the Company and the affairs of any future subsidiaries of the Company as the Representative may from time to time reasonably request; provided that the Representative shall sign, if requested by the Company, a Regulation FD compliant confidentiality agreement which is reasonably acceptable to the Representative and its counsel in connection with the Representative’s receipt of such information. Documents filed or furnished with the Commission pursuant to its EDGAR system shall be deemed to have been delivered to the Representative pursuant to this Section.

3.8 Transfer Agent. For a period of three (3) years following the Effective Date or until such earlier time upon which the Company is required to be liquidated, the Company shall retain a transfer agent acceptable to the Representative. Continental Stock Transfer & Trust Company, LLC is acceptable to the Representative.

3.9 Payment of Expenses. The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date, if any, to the extent not paid at the Closing Date, all Company expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to (i) the Company’s legal and accounting fees and disbursements, (ii) the preparation, printing, filing, mailing and delivery (including the payment of postage with respect to such mailing) of the Registration Statement, the Statutory Prospectus and the Prospectus, including any pre or post-effective amendments or supplements thereto, and the printing and mailing of this Agreement and related documents, including the cost of all copies thereof and any amendments thereof or supplements thereto supplied to the Underwriters in quantities as may be required by the Underwriters, (iii) the preparation, printing, engraving, issuance and delivery of the Units and the Ordinary Shares included in the Units, including any transfer or other taxes payable thereon, (iv) filing fees incurred in registering the Offering with FINRA and the reasonable fees of counsel of the Underwriters in connection therewith, (v) fees, costs and expenses incurred in listing the Securities on Nasdaq or such other stock exchanges as the Company and the Underwriters together determine, (vi) all fees and disbursements of the transfer agent, (vii) all of the Company’s expenses associated with “due diligence” and “road show” meetings arranged by the Representative and any presentations made available by way of a net roadshow, including without limitation trips for the Company’s management to meet with prospective investors, all travel, food and lodging expenses associated with such trips incurred by the Company or such management, and (viii) all other costs and expenses customarily borne by an issuer incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 3.9. If the Offering is consummated, the Company shall reimburse the Representative the expenses set forth above up to a maximum aggregate amount of $90,000, which amount may be deducted from the net proceeds of the Offering payable to the Company on the Closing Date the expenses set forth above up to a maximum aggregate accountable expense allowance of $90,000, provided that such amount will be capped at $25,000 in the event the Offering is not consummated.

3.10 Application of Net Proceeds. The Company will apply the net proceeds from the Offering and Private Placement and received by it in a manner consistent with the application described under the caption “Use of Proceeds” in the Prospectus.

3.11 Delivery of Earnings Statements to Security Holders. The Company will make generally available to its security holders as soon as practicable, but not later than the first day of the fifteenth full calendar month following the Effective Date, an earnings statement (which need not be certified by independent public or independent certified public accountants unless required by the Act or the Regulations, but which shall satisfy the provisions of Rule 158(a) under Section 11(a) of the Act) covering a period of at least twelve (12) consecutive months beginning after the Effective Date.

3.12 Notice to FINRA.

3.12.1 Notice to FINRA. For a period of sixty (60) days after the date of the Prospectus, in the event any person or entity (regardless of any FINRA affiliation or association) is engaged, in writing, to assist the Company in its search for a Target Business or to provide any other services in connection therewith, the Company will provide the following to the Representative prior to the consummation of the initial Business Combination: (i) complete details of all services and copies of agreements governing such services; and (ii) explanation as to why the person or entity providing the merger and acquisition services should not be considered a “Participating Member” with respect to the Offering, as such term is defined in FINRA Rule 5110. The Company also agrees that, if required by law, proper disclosure of such arrangement or potential arrangement will be made in the tender offer documents or proxy statement which the Company will file with the Commission in connection with the initial Business Combination.

3.12.2 FINRA. The Company shall advise the Representative (who shall make an appropriate filing with FINRA) if it is aware that any 10% or greater shareholder of the Company becomes an affiliate or associated person of a FINRA member participating in the distribution of the Public Securities.

3.12.3 Broker/Dealer. In the event the Company intends to register as a broker/dealer, merge with or acquire a registered broker/dealer, or otherwise become a member of FINRA, it shall promptly notify FINRA.

3.13 Stabilization. Neither the Company, nor to its knowledge, any of its employees, directors or shareholders (without the consent of the Representative) has taken and the Company will not take, and has directed its employees, directors and shareholders not to take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Units.

3.14 No Rule 462(b) Registration Statement. The Company shall not file a registration statement pursuant to Rule 462(b) under the Act registering additional Public Securities.

3.15 Intentionally Omitted.

3.16 Internal Controls. The Company will maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.17 Accountants. Until the earlier of five (5) years from the Effective Date or when the Company is required to be liquidated, the Company shall retain WS+B or another independent registered public accounting firm reasonably acceptable to the Representative.

3.18 Form 8-K. The Company shall, on or prior to the date hereof, retain its independent registered public accounting firm to audit the balance sheet of the Company as of the Closing Date (“Audited Financial Statements”) reflecting the receipt by the Company of the proceeds of the Offering and the Private Placement. Within four (4) Business Days after the Closing Date, the Company shall use its commercially reasonable efforts to file a Current Report on Form 8-K with the Commission, which Report shall contain the Company’s Audited Financial Statements. Promptly after the Option Closing Date, if the Over-allotment Option is exercised after the Closing Date and to the extent not reflected in the Current Report on Form 8-K referenced in the immediate preceding sentence, the Company shall file with the Commission a Current Report on Form 8-K or an amendment to the Form 8-K to disclose the exercise of such option.

3.19 Corporate Proceedings. All corporate proceedings and other legal matters necessary to carry out the provisions of this Agreement and the transactions contemplated hereby shall have been done to the reasonable satisfaction of the Representative (or its counsel).

3.20 Investment Company. The Company shall cause the proceeds of the Offering to be held in the Trust Account to be invested only as provided for in the Trust Agreement and disclosed in the Prospectus. The Company will otherwise conduct its business in a manner so that it will not become subject to the Investment Company Act. Furthermore, once the Company consummates the initial Business Combination, it shall be engaged in a business other than that of investing, reinvesting, owning, holding or trading securities.

3.21 Amendments to Charter Document. The Company covenants and agrees, that prior to its initial Business Combination it will not seek to amend or modify its Charter Document, except in accordance with the procedures set forth therein. The Company acknowledges that the purchasers of the Public Securities in the Offering shall be deemed to be third party beneficiaries of this Agreement and specifically this Section 3.21.

3.22 Press Releases. The Company agrees that it will not issue press releases or engage in any other publicity relating to the Offering or which includes the name of any Underwriter, without the Representative’s prior written consent (not to be unreasonably withheld), for a period of forty-five (45) days after the Closing Date. Notwithstanding the foregoing, in no event shall the Company be prohibited from issuing any press releases or engaging in any other publicity required by law, except that including the name of any Underwriter therein shall require the prior written consent of such Underwriter.

3.23 Insurance. Until the earlier of the consummation of the Company’s initial Business Combination or until such earlier time upon which the Company is required to be liquidated, the Company will maintain directors’ and officers’ insurance (including, without limitation, insurance covering the Company’s directors and officers for liabilities or losses arising in connection with this Offering, including, without limitation, liabilities or losses arising under the Act, the Exchange Act, the Regulations and any applicable foreign securities laws).

3.24 Electronic Prospectus. The Company shall cause to be prepared and delivered to the Underwriters, at the Company’s expense, promptly, but in no event later than two (2) Business Days from the effective date of this Agreement, an Electronic Prospectus to be used by the Underwriters in connection with the Offering. As used herein, the term “Electronic Prospectus” means a form of prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representative, that may be transmitted electronically by the Underwriters to offerees and purchasers of the Units for at least the period during which a prospectus relating to the Units is required to be delivered under the Act; (ii) it shall disclose the same information as the paper prospectus and prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representative, that will allow recipients thereof to store and have continuously ready access to the prospectus at any future time, without charge to such recipients (other than any fee charged for subscription to the Internet as a whole and for on-line time).

3.25 Private Placement Proceeds. On the Closing Date, the Company shall cause to be deposited proceeds from the Private Placement into the Trust Account, or such other amount such that the amount of the funds in the Trust Account shall be $10.00 per Ordinary Share sold in the Offering. On the Option Closing Date, if any, the Company shall cause to be deposited an amount of additional proceeds from the additional Private Placement Warrants sold on the Option Closing Date into the Trust Account such that the amount of funds in the Trust Account shall be $10.00 per Ordinary Share sold in the Offering.

3.26 Future Financings. The Company agrees that neither it, nor any successor or subsidiary of the Company, will consummate any public or private equity or debt financing prior to the consummation of the initial Business Combination, unless all investors in such financing expressly waive, in writing, any rights in or claims against the Trust Account.

3.27 Amendments to Agreements. The Company shall not amend, modify or otherwise change the Trust Agreement, the Warrant Agreement, the Registration Rights Agreement, the Purchase Agreements, the Services Agreement, or the Insider Letter without the prior written consent of the Representative, which consent shall not be unreasonably delayed, conditioned or withheld by the Representative.

3.28 Nasdaq. Until the consummation of the initial Business Combination, the Company will use its commercially reasonable efforts to maintain the listing of the Public Securities on Nasdaq or a national securities exchange acceptable to the Representative.

3.29 Reservation of Shares. The Company will reserve and keep available that maximum number of its authorized but unissued securities which are issuable upon exercise of the Public Warrants and Private Placement Warrants outstanding from time to time.

3.30 Notice of Disqualification Events. The Company will notify the Underwriters in writing, prior to the Closing Date, of (i) any Disqualification Event relating to any Company Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Company Covered Person.

3.31 Disqualification of S-1. Until the earlier of seven (7) years from the date hereof or until the Public Warrants have either expired and are no longer exercisable or have all been exercised or redeemed or the Company has earlier liquidated and dissolved, the Company will not take any action or actions that prevent or disqualify the Company’s use of Form S-1 (or other appropriate form) for the registration of the Ordinary Shares issuable upon exercise of the Public Warrants under the Act.

3.32 Emerging Growth Company Status. The Company will promptly notify the Representative if the Company ceases to be an Emerging Growth Company at any time prior to the earlier of five (5) years after the consummation of the Company’s initial Business Combination, or the liquidation of the Trust Account if the initial Business Combination is not consummated as required by its Charter Document (the “Termination Date”).

3.33 Review of Financial Statements. Until the earlier of (i) five (5) years from the Effective Date or (ii) either (A) the consummation of the initial Business Combination (if the Company is not a public company as a result of the initial Business Combination) or (B) the liquidation of the Trust Account if the initial Business Combination is not consummated by the Termination Date, the Company, at its expense, shall cause its regularly engaged independent certified public accountants to review (but not audit) the Company’s financial statements for each of the first three fiscal quarters prior to the announcement of quarterly financial information and the filing of the Company’s Form 10-Q quarterly report.

3.34 Right of First Refusal. The Company agrees that if the Firm Units are sold in accordance with the terms of this Underwriting Agreement, the Company shall grant Representative the right of first refusal to act as the sole underwriter and sole book-running managing underwriter, or sole placement agent, for any and all future public and private equity, equity-linked and debt offerings of the Company, or any successor to or any subsidiary of the Company. The right of first refusal shall commence on the Closing Date and terminate on the twelve (12) month anniversary of the closing of the initial Business Combination. Notwithstanding the foregoing, in accordance with FINRA Rule 5110(g)(6), such right of first refusal shall not have a duration of more than three (3) years from the commencement of sales of the Offering. If the Representative fails to accept an offer within five (5) Business Days after the mailing of a notice containing the material terms of a proposed financing by registered mail or overnight courier service addressed to the Representative, then the Representative shall have no further claim or right with respect to the financing proposal contained in such notice. If, however, the terms of such financing proposal are subsequently modified in any material respect, the preferential right referred to herein shall apply to such modified proposal as if the original proposal had not been made. The Representative’s failure to exercise its preferential right with respect to any particular proposal shall not affect its preferential rights relative to future proposals.

3.35 Tail Fee. If, within twelve (12) months following the earlier of (i) the Closing Date or (ii) the termination or expiration of the Representative’s engagement pursuant to the engagement letter entered into by and among the Company, the Sponsor and the Representative, dated as of November 3, 2025, as amended on January 27, 2026 (other than for cause as defined in FINRA Rule 5110(g)(5)(B)), the Company completes any financing of equity, equity-linked, convertible debt or any other capital raising activity (other than the exercise by any person or entity of any options, warrants or other convertible securities) with any investor originally introduced to the Company by the Representative between November 3, 2025, and September 30, 2026, and disclosed to the Company in writing, then the Company shall pay to the Representative a fee consisting of (a) 2% of the gross proceeds received from such investors upon the closing of such financing in cash, and (b) a number of Class A ordinary shares equal to 4% of the gross proceeds received from such investors upon the closing of such financing.

3.36 Obligations in Connection with Business Combination. If, following the Closing Date, the Representative is engaged by the Company as a financial advisor, consultant, placement agent, underwriter, or similar role in connection with its initial Business Combination:

3.36.1 Prior to entering into any definitive agreement with respect to the initial Business Combination and until such time as such Business Combination is consummated:

(a) The Company will furnish or arrange to have furnished to the Representative all information concerning the Company, the target business of such proposed initial Business Combination, any entity that succeeds or will succeed the Company as a public company in connection with the initial Business Combination, or any direct or indirect parent or subsidiary of any of them (any such issuer or co-issuer, a “Registrant”) and the proposed initial Business Combination that the Representative deems appropriate and will provide the Representative with access to the Company’s officers, directors, employees, affiliates, appraisers, independent accountants, financial advisors, legal counsel and other agents, consultants and advisors (“Registrant Representatives”) and properties of any Registrant as requested by the Representative. The Company shall take all reasonable steps requested by the Representative to ensure that each Registrant and each of the Registrant Representatives cooperate fully with all requests by the Representative for such information and access.

(b) The Company agrees to notify the Representative with respect to, and to permit the Representative, at their request, to participate in all diligence sessions with any Registrant or its Registrant Representatives and all drafting sessions in respect of any registration statement, preliminary or final prospectus, proxy statement, tender offer document or offering memorandum, including, without limitation, any document incorporated by reference into any of the foregoing, or any amendment or supplement to any of the foregoing, related to or in connection with the initial Business Combination (“Business Combination Securities Disclosure Documents”).

(c) The Company shall provide drafts of all Business Combination Securities Disclosure Documents to the Representative and their legal counsel reasonably in advance of the filing of any Business Combination Securities Disclosure Document with the Commission or the circulation of any Business Combination Securities Disclosure Document to any prospective investor, sufficient to allow the Representative and their legal counsel a reasonable time to request changes determined by them to be necessary or appropriate to such Business Combination Securities Disclosure Document before its filing or circulation. The Company shall not permit the filing with or furnishing to the Commission of any document (including, without limitation, any Business Combination Securities Disclosure Documents), the issuance of any press release or the publication of any other communication in any form, in each case relating to the issuance of Business Combination securities, without the prior written consent of the Representative, which consent shall not unreasonably be withheld, delayed or conditioned.

3.36.2 Notwithstanding any provision to the contrary herein, in connection with any Business Combination, the Company shall use its commercially reasonable efforts to (i) require counsel to the Company and the Registrant to provide customary negative assurance letters to the Representative as of the consummation of the initial Business Combination in form and substance reasonably satisfactory to the Representative, (ii) require the accounting firm or firms that have audited any financial statements set forth in any Business Combination Securities Disclosure Document to provide customary “comfort letters” to the Representative pursuant to AU 634 of the Public Company Accounting Oversight Board as of the effectiveness of any Business Combination Securities Disclosure Document that was filed with, and declared effective by, the Commission, and as of the consummation of the initial Business Combination, (iii) require the Target Business to deliver certificates executed by the management of the Target Business as reasonably requested by the Representative, and (iv) take any other actions reasonably requested by the Representative. The Company agrees that it shall be responsible for the payment of all costs associated therewith and shall promptly reimburse the Representative for all out-of-pocket costs and expenses reasonably incurred by the Representative in connection with the foregoing, including the reasonable cost of any counsel retained by the Representative as they may deem necessary or desirable.

3.36.3 In connection with the initial Business Combination, to the extent the Company retains services (the “Fairness Opinion Provider”) to prepare a report and provide an opinion (the “Fairness Opinion”) concerning the fairness, from a financial point of view, of the initial Business Combination to the Company and its unaffiliated shareholders based upon, among other things, a financial review of the Target Business and its business and operations, the Company shall disclose in reasonable detail in a Business Combination Securities Disclosure Document the results of that report and, as necessary or appropriate, a copy of that report. Each Registrant shall provide the Fairness Opinion Provider with all information and access to persons and documents that the Fairness Opinion Provider deems reasonably necessary and appropriate in connection with the preparation of its Fairness Opinion.

3.36.4 In connection with the initial Business Combination, the Company will engage an investigative search firm to conduct an investigation of the directors and executive officers of the Target Business and shall provide copies of the search reports to the Representative.

3.36.5 Prior to the consummation of the initial Business Combination, if such Business Combination does not directly or indirectly provide for the assumption of the Company’s obligations hereunder and the Company is not and will not be the surviving public company of such Business Combination, the Company shall use its commercially reasonable efforts to ensure that each Target Business or other Registrant agrees to execute and deliver to the Representative a joinder agreement, in form and substance reasonably satisfactory to the Representative (such satisfaction not to be unreasonably withheld, delayed or conditioned), pursuant to which it shall join this Agreement as a signatory and a party and thus to be subject to all of the terms and conditions of this Agreement that remain in full force and effect after consummation of the initial Business Combination. In addition, in connection with the initial Business Combination, the Company will, and will use its commercially reasonable efforts to cause each Registrant to, comply with the obligations and covenants of the Company set forth in this Agreement that then remain in full force and effect and comply in all material respects with all laws, rules and regulations applicable either to any Registrant and its business activities or to the initial Business Combination, as such laws, rules and regulations may be in effect at the time of the consummation of the initial Business Combination.

3.36.6 To the extent that the Representative determines, in its sole judgment, that the Underwriters are required to make any filing with FINRA other than in connection with the Offering or otherwise to comply with FINRA rules in connection with the initial Business Combination, the Company shall, upon the reasonable request of the Underwriters accompanied by a reasonable explanation of the applicable requirement(s), provide all necessary cooperation to the Representative and shall provide or cause to be provided to the Representative all information that the Representative deems necessary in order to make any such filings and in order to comply with FINRA rules. The Company shall be responsible for the fees and expenses of the Representative in connection with such filings, including the reasonable fees and expenses of counsel in an amount mutually agreed upon by the parties, and all filing fees associated therewith.

3.36.7 The Company acknowledges and agrees that nothing in this Section 3.36 shall be interpreted to obligate the Underwriters to take any action, or to refrain from taking any action, in connection with the initial Business Combination and any such actions will be undertaken by each Underwriter, in respect of itself, in its sole discretion and may be governed by a separate, definitive written agreement between such Underwriter and the Company or another Registrant as such parties may mutually agree.

4. Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Units, as provided herein, shall be subject to the continuing accuracy of the representations and warranties of the Company as of the date hereof and as of each of the Closing Date and the Option Closing Date, if any, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof and to the performance by the Company of its obligations hereunder and to the following conditions:

4.1 Regulatory Matters.

4.1.1 Effectiveness of Registration Statement. The Registration Statement shall have become effective not later than 5:00 p.m., New York time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Representative, and, at each of the Closing Date and the Option Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for the purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Winston & Strawn.

4.1.2 FINRA Clearance. By the Effective Date, the Underwriters shall have received a letter of no objections from FINRA as to the underwriting terms and arrangements and amount of compensation allowable or payable to the Underwriters as described in the Registration Statement.

4.1.3 No Commission Stop Order. At the Closing Date and on each Option Closing Date, the Commission has not issued any order or threatened to issue any order preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any part thereof, and has not instituted or, to the Company’s knowledge, threatened to institute any proceedings with respect to such an order.

4.1.4 Nasdaq. The Public Securities shall have been approved for listing on Nasdaq, subject to official notice of issuance and evidence of satisfactory distribution, satisfactory evidence of which shall have been provided to the Representative.

4.2 Company Counsel Matters.

4.2.1 Closing Date and Option Closing Date Opinions of Counsel. On the Closing Date and the Option Closing Date, if any, the Representative shall have received the favorable opinions and negative assurance statements of Mitchell Silberberg & Knupp LLP and the opinion of Appleby (Cayman) Ltd., dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Representative as representative for the several Underwriters and in form and substance reasonably satisfactory to the Representative and Winston & Strawn.

4.2.2 Reliance. In rendering such opinions, such counsels may rely as to matters of fact, to the extent they deem proper, on certificates or other written statements of officers of the Company and officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to the Representative’s counsel if requested.

4.3 Comfort Letter. At the time this Agreement is executed, and at the Closing Date and Option Closing Date, if any, the Representative shall have received a letter, addressed to the Representative as representative for the several Underwriters and in form and substance satisfactory in all respects (including the non-material nature of the changes or decreases, if any, referred to in Section 4.3.3 below) to the Representative from WS+B dated, respectively, as of the date of this Agreement and as of the Closing Date and Option Closing Date, if any:

4.3.1 Confirming that they are independent accountants with respect to the Company within the meaning of the Act and the applicable Regulations and that they have not, during the periods covered by the financial statements included in the Registration Statement, Preliminary Prospectus, Statutory Prospectus and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act;

4.3.2 Stating that in their opinion the financial statements of the Company included in the Registration Statement, the Statutory Prospectus and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the published Regulations thereunder;

4.3.3 Stating that, on the basis of their review, which included a reading of the latest available unaudited interim financial statements of the Company (with an indication of the date of the latest available unaudited interim financial statements), a reading of the latest available minutes of the shareholders and Board of Directors and the various committees of the Board of Directors, consultations with officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention that would lead them to believe that (a) the unaudited financial statements of the Company included in the Registration Statement, the Statutory Prospectus and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations or are not fairly presented in conformity with GAAP applied on a basis substantially consistent with that of the audited financial statements of the Company included in the Registration Statement, the Statutory Prospectus and the Prospectus, or (b) at a date immediately prior to the Effective Date, Closing Date or Option Closing Date, as the case may be, there was any change in the share capital or long-term debt of the Company, or any decrease in the shareholders’ equity of the Company as compared with amounts shown in the December 31, 2025 balance sheet included in the Registration Statement, the Statutory Prospectus and the Prospectus, other than as set forth in or contemplated by the Registration Statement, the Statutory Prospectus and the Prospectus or, if there was any decrease, setting forth the amount of such decrease, and (c) during the period from December 31, 2025 to a specified date immediately prior to the Effective Date, Closing Date or Option Closing Date, as the case may be, there were any changes in revenues, net earnings (losses) or net earnings (losses) per Ordinary Share, in each case as compared with the Statement of Operations for the period from September 29, 2025 (inception) through December 31, 2025 included in the Registration Statement, the Statutory Prospectus and the Prospectus, or, if there was any such change, setting forth the amount of such change;

4.3.4 Setting forth, at a date not later than five (5) days prior to the Effective Date, the amount of liabilities of the Company (including a break-down of commercial papers and notes payable to banks);

4.3.5 Stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company set forth in the Registration Statement, the Statutory Prospectus and the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement;

4.3.6 Stating that they have not, since the Company’s incorporation, brought to the attention of the Company’s management any reportable condition related to internal structure, design or operation as defined in the Statement on Auditing Standards No. 60 “Communication of Internal Control Structure Related Matters Noted in an Audit,” in the Company’s internal controls; and

4.3.7 Statements as to such other matters incident to the transaction contemplated hereby as the Representative or its counsel may reasonably request, including: (i) that WS+B is registered with the Public Company Accounting Oversight Board; (ii) that WS+B has sufficient assets and insurance to pay for any liability incurred by it relating to providing the letter; and (iii) that WS+B is not insolvent.

4.4 Officers’ Certificates.

4.4.1 Officers’ Certificate. At each of the Closing Date and the Option Closing Date, if any, the Representative shall have received a certificate of the Company signed by the Chief Executive Officer and by the Chief Financial Officer (in their capacities as such), dated the Closing Date or the Option Closing Date, as the case may be, respectively, to the effect that the Company has performed all covenants and complied with all conditions required by this Agreement to be performed or complied with by the Company prior to and as of the Closing Date, or the Option Closing Date, as the case may be, and that the conditions set forth in Section 4 hereof have been satisfied as of such date and that, as of Closing Date and the Option Closing Date, as the case may be, the representations and warranties of the Company set forth in Section 2 hereof are true and correct. In addition, the Representative will have received such other and further certificates of officers of the Company (in their capacities as such) as the Representative may reasonably request.

4.4.2 Director’s Certificate. At each of the Closing Date and the Option Closing Date, if any, the Representative shall have received a certificate of the Company signed by a Director of the Company, dated the Closing Date or the Option Date, as the case may be, respectively, certifying (i) that the Charter Document are true and complete, have not been modified and are in full force and effect, (ii) that the resolutions of the Company’s Board of Directors relating to the public offering contemplated by this Agreement are in full force and effect and have not been modified, (iii) as to the accuracy and completeness of all correspondence between the Company or its counsel and the Commission, (iv) as to the accuracy and completeness of all correspondence between the Company or its counsel and the Nasdaq and (v) as to the incumbency of the officers of the Company. The documents referred to in such certificate shall be attached to such certificate.

4.5 No Material Changes. Prior to and on each of the Closing Date and the Option Closing Date, if any, (i) there shall have been no Material Adverse Change or development involving a prospective Material Adverse Change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement and the Prospectus, (ii) no action suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or any Insider before or by any court or federal, foreign or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations, or financial condition or income of the Company, except as set forth in the Registration Statement and the Prospectus, (iii) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated or, to the Company’s knowledge, threatened by the Commission, and (iv) the Registration Statement, the Statutory Prospectus and the Prospectus and any amendments or supplements thereto shall contain all material statements which are required to be stated therein in accordance with the Act and the Regulations and shall conform in all material respects to the requirements of the Act and the Regulations, and neither the Registration Statement, the Statutory Prospectus nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.6 Delivery of Agreements. On the Effective Date, the Company shall have delivered to the Representative executed copies of the Transaction Documents.

4.7 Private Placement Warrants. On the Closing Date and the Option Closing Date, as applicable, the Private Placement Warrants have been purchased as provided for in the Purchase Agreements and the requisite portion of the purchase price for such securities specified herein and therein shall be deposited into the Trust Account.

5. Indemnification and Contribution.

5.1 Indemnification.

5.1.1 Indemnification of the Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates and their respective partners, members, directors, officers, employees and agents, and each person, if any, who controls each Underwriter or any affiliate within the meaning of Section 15 of the Act or Section 20 of the Exchange Act as follows:

(a) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, Statutory Prospectus, any Testing-the-Waters Communication or the Prospectus (or any amendment or supplement to the foregoing), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

(b) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, joint or several, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental authority, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 5.1(c)) any such settlement is effected with the written consent of the Company, which consent shall not unreasonably be delayed, conditioned or withheld; and

(c) against any and all expense whatsoever, as reasonably incurred (including the fees and disbursements of counsel), in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental authority, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission (whether or not a party), to the extent that any such expense is not paid under (a) or (b) above; provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made solely in reliance upon and in conformity with the Underwriters’ Information.

5.1.2 Indemnification of the Company, its Directors and Officers. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, and its directors, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 5.1.1, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement, any preliminary prospectus, the Statutory Prospectus, any Testing-the-Waters Communication or the Prospectus (or any amendment or supplement to the foregoing), solely in reliance upon and in conformity with the Underwriters’ Information.

5.1.3 Notifications and Other Indemnification Procedures. Any party that proposes to assert the right to be indemnified under this Section 5.1 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 5.1, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve the indemnifying party from (i) any liability that it might have to any indemnified party otherwise than under this Section 5.1 and (ii) any liability that it may have to any indemnified party under the foregoing provision of this Section 5.1 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of, the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any other legal expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (A) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (B) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (C) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (D) the indemnifying party has not in fact employed counsel to assume the defense of such action or counsel reasonably satisfactory to the indemnified party, in each case, within a reasonable time after receiving notice of the commencement of the action; in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction (plus local counsel) at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not, in any event, be liable for any settlement of any action or claim effected without its written consent. No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 5 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent (x) includes an express and unconditional release of each indemnified party, in form and substance reasonably satisfactory to such indemnified party, from all liability arising out of such litigation, investigation, proceeding or claim and (y) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

5.1.4 Settlement Without Consent if Failure to Reimburse. If an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 5.1.1(b) effected without its written consent if (i) such settlement is entered into more than forty-five (45) days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least thirty (30) days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

5.2 Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of Section 5.1 is applicable in accordance with its terms but for any reason is held to be unavailable or insufficient from the Company or the Underwriters, the Company and the Underwriters will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which any indemnified party may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand. The relative benefits received by the Company on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the sale of the Units (before deducting expenses) received by the Company bear to the total compensation received by the Underwriters (before deducting expenses) from the sale of Units on behalf of the Company. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Underwriters, on the other hand, with respect to the statements or omission that resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 5.2 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 5.2 shall be deemed to include, for the purpose of this Section 5.2, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim to the extent consistent with Section 5.1.3. Notwithstanding the foregoing provisions of Section 5.1 and this Section 5.2, the Underwriters shall not be required to contribute any amount in excess of the commissions actually received by it under this Agreement and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5.2, any person who controls a party to this Agreement within the meaning of the Act, any affiliates of the respective Underwriters and any officers, directors, partners, employees or agents of the Underwriters or their respective affiliates, will have the same rights to contribution as that party, and each director of the Company and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 5.2, will notify any such party or parties from whom contribution may be sought, but the omission to so notify will not relieve that party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 5.2 except to the extent that the failure to so notify such other party materially prejudiced the substantive rights or defenses of the party from whom contribution is sought. Except for a settlement entered into pursuant to the last sentence of Section 5.1.3, no party will be liable for contribution with respect to any action or claim settled without its written consent if such consent is required pursuant to Section 5.1.3.

6. Default by an Underwriter.

6.1 Default Not Exceeding 10% of Firm Units. If any Underwriter or Underwriters shall default in its or their obligations to purchase the Firm Units and if the number of the Firm Units with respect to which such default relates does not exceed in the aggregate 10% of the number of Firm Units that all Underwriters have agreed to purchase hereunder, then such Firm Units to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to their respective commitments hereunder.

6.2 Default Exceeding 10% of Firm Units. In the event that the default addressed in Section 6.1 above relates to more than 10% of the Firm Units, the Representative may, in its discretion, arrange for it or for another party or parties to purchase such Firm Units to which such default relates on the terms contained herein. If within one (1) Business Day after such default relating to more than 10% of the Firm Units the Representative do not arrange for the purchase of such Firm Units, then the Company shall be entitled to a further period of one (1) Business Day within which to procure another party or parties satisfactory to the Representative to purchase said Firm Units on such terms. In the event that neither the Representative nor the Company arrange for the purchase of the Firm Units to which a default relates as provided in this Section 6, this Agreement may be terminated by the Representative or the Company without liability on the part of the Company (except as provided in Sections 3.9, 5, and 9.3 hereof) or the several Underwriters (except as provided in Section 5 hereof); provided that nothing herein shall relieve a defaulting Underwriter of its liability, if any, to the other several Underwriters and to the Company for damages occasioned by its default hereunder.

6.3 Postponement of Closing Date. In the event that the Firm Units to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representative or the Company shall have the right to postpone the Closing Date for a reasonable period, but not in any event exceeding five (5) Business Days, in order to effect whatever changes may thereby be made necessary in the Registration Statement and/or the Prospectus, as the case may be, or in any other documents and arrangements, and the Company agrees to file promptly any amendment to, or to supplement, the Registration Statement and/or the Prospectus, as the case may be, that in the reasonable opinion of counsel for the Underwriters may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 6 with like effect as if it had originally been a party to this Agreement with respect to such securities.

7. Additional Covenants.

7.1 Additional Shares or Options. The Company hereby agrees that until the consummation of the initial Business Combination, it shall not issue any Ordinary Shares or any options or other securities convertible into Ordinary Shares, or any preferred shares or other securities of the Company which participate in any manner in the Trust Account or which vote as a class with the Ordinary Shares on the initial Business Combination.

7.2 Trust Account Waiver Acknowledgments. The payments payable by the Company as set forth in the service agreements with vendors and service providers have been or are expected to be paid off by the Company upon or promptly following the Closing Date. To the extent that (i) any remaining payments payable in excess of $50,000 in aggregate are in existence four (4) Business Days following the Closing Date or (ii) the Company shall incur additional payments under existing service agreements following the Closing Date, the Company will use commercially reasonable efforts to obtain trust waivers from current vendors and service providers. The Company hereby agrees that it will use its commercially reasonable efforts prior to commencing its due diligence investigation of any prospective Target Business or obtaining the services of any vendor to have such Target Business and/or vendor acknowledge in writing whether through a letter of intent, memorandum of understanding or other similar document (and subsequently acknowledges the same in any definitive document replacing any of the foregoing), that (a) it has read the Prospectus and understands that the Company has established the Trust Account, initially in an amount of $100,000,000 (without giving effect to any exercise of the Over-allotment Option) for the benefit of the Public Shareholders and that, except for a portion of the interest earned on the amounts held in the Trust Account, the Company may disburse monies from the Trust Account only (i) to the Public Shareholders in the event they elect to redeem Ordinary Shares contained in the Public Securities in connection with the consummation of the initial Business Combination, (ii) to the Public Shareholders if the Company fails to consummate the initial Business Combination within the time period set forth in the Charter Document, (iii) to the Public Shareholders in connection with a shareholder vote to amend the Charter Document to modify the substance or timing of the Company’s obligation to redeem 100% of the Ordinary Shares included in the Public Securities if the Company has not consummated the initial Business Combination within the period of time provided in the Charter Document or with respect to any other material provisions relating to the rights of the holders of Ordinary Shares or pre- Business Combination activity; or (iv) to the Company after or concurrently with the consummation of the initial Business Combination and (b) for and in consideration of the Company (i) agreeing to evaluate such Target Business for purposes of consummating the initial Business Combination with it or (ii) agreeing to engage the services of the vendor, as the case may be, such Target Business or vendor agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Account (“Claim”) and waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever. The foregoing letters shall substantially be in the form attached hereto as Exhibits A and B, respectively. The Company may forego obtaining such waivers only if the Company shall have received the approval of its Chief Executive Officer and the approving vote of at least a majority of its Board of Directors.

7.3 Insider Letter. The Company shall not take any action or omit to take any action which would cause a breach of the Insider Letter and will not allow any amendments to, or waivers of, such Insider Letter without the prior written consent of the Representative, which consent shall not be unreasonably delayed, conditioned or withheld by the Representative.

7.4 Rule 419. The Company agrees that it will use its commercially reasonable efforts to prevent the Company from becoming subject to Rule 419 under the Act prior to the consummation of any Business Combination, including but not limited to using its commercially reasonable efforts to prevent any of the Company’s outstanding securities from being deemed to be a “penny stock” as defined in Rule 3a-51-1 under the Exchange Act during such period.

7.5 Tender Offer Documents, Proxy Materials and Other Information. The Company shall provide to the Representative or their counsel (if so instructed by the Representative) with 10 copies of all tender offer documents or proxy information and all related material filed with the Commission in connection with the initial Business Combination concurrently with such filing with the Commission. Documents filed with the Commission pursuant to its EDGAR system shall be deemed to have been provided to the Representative pursuant to this Section. In addition, the Company shall furnish any other state in which its initial public offering was registered, such information as may be requested by such state.

7.6 Emerging Growth Company. The Company shall promptly notify the Representative if the Company ceases to be an Emerging Growth Company at any time prior to the completion of the distribution of the Public Securities within the meaning of the Act.

7.7 Target Fair Market Value. The Company agrees that the Target Business that it acquires must have a fair market value equal to at least 80% of the balance in the Trust Account at the time of signing the definitive agreement for the initial Business Combination with such Target Business (excluding taxes payable). The fair market value of such business must be determined by the Board of Directors of the Company based upon standards generally accepted by the financial community, such as actual and potential sales, earnings, cash flow and book value. If the Board of Directors of the Company is not able to independently determine that the target business meets such fair market value requirement, the Company will obtain an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions with respect to the satisfaction of such criteria. The Company is not required to obtain an opinion as to the fair market value if the Company’s Board of Directors independently determines that the Target Business does have sufficient fair market value.

8. Representations and Agreements to Survive Delivery. Except as the context otherwise requires, all representations, warranties and agreements contained in this Agreement shall be deemed to be representations, warranties and agreements as of the Closing Date or the Option Closing Date, if any, and such representations, warranties and agreements of the Underwriters and the Company, including the indemnity agreements contained in Section 5 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriters, the Company or any Controlling Person, and shall survive termination of this Agreement or the issuance and delivery of the Public Securities to the Underwriters until the earlier of the expiration of any applicable statute of limitations and the seventh (7th) anniversary of the later of the Closing Date or the Option Closing Date, if any, at which time the representations, warranties and agreements shall terminate and be of no further force and effect.

9. Effective Date of This Agreement and Termination Thereof.

9.1 Effective Date. This Agreement shall become effective as of the date first written above.

9.2 Termination. The Representative shall have the right to terminate this Agreement at any time prior to the Closing Date, (i) if any domestic or international event or act or occurrence has materially disrupted, or in the Representative’s opinion will in the immediate future materially disrupt, general securities markets in the United States, or (ii) if trading on the NYSE, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities shall have been required by FINRA or by order of the Commission or any other government authority having jurisdiction, or (iii) if the United States shall have become involved in a new war or an increase in existing major hostilities, or (iv) if a banking moratorium has been declared by a New York State or Federal authority, or (v) if a moratorium on foreign exchange trading has been declared which materially adversely impacts the United States securities market, or (vi) if the Company shall have sustained a material loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Representative’s sole opinion, make it inadvisable to proceed with the delivery of the Units, or (vii) if the Company is in material breach of any of its representations, warranties or covenants hereunder, or (viii) if the Representative shall have become aware after the date hereof of such a Material Adverse Change in the conditions of the Company, or such adverse material change in general market conditions, including without limitation as a result of terrorist activities after the date hereof, as in the Representative’s sole judgment would make it impracticable to proceed with the offering, sale and/or delivery of the Units or to enforce contracts made by the Underwriters for the sale of the Public Securities.

9.3 Expenses. In the event that this Agreement shall not be carried out for any reason whatsoever, except as a result of the any Underwriters’ breach or default with respect to any of its material obligations pursuant to this Agreement or with respect to a termination pursuant to Section 9.2(i) to (vi) hereof, within the time specified herein or any extensions thereof pursuant to the terms herein, (i) the obligations of the Company to pay the out of pocket expenses related to the transactions contemplated herein shall be governed by Section 3.9 hereof, and (ii) the Company shall reimburse the Representative for any costs and expenses incurred in connection with enforcing any provisions of this Agreement.

9.4 Indemnification. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Section 5 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

10. Miscellaneous.

10.1 Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed, delivered by hand or reputable overnight courier or delivered by electronic transmission and confirmed and shall be deemed given when so emailed or delivered or if mailed, two days after such mailing.

If to the Representative:

Maxim Group LLC

300 Park Avenue, 16th Floor

New York, NY 10022

Attn: James Siegel, General Counsel

Email: [●]

Copy (which copy shall not constitute notice) to:

Winston & Strawn LLP

800 Capitol Street, Suite 2400

Houston, TX 77002

Attn: Michael Blankenship

Email: [●]

If to the Company:

BHAV Acquisition Corp

255 Old New Brunswick Rd., Suite N210

Piscataway, NJ 08854

Attn: Giri Devanur, Chief Executive Officer

Email: [●]

Copy (which copy shall not constitute notice) to:

Mitchell Silberberg & Knupp LLP

437 Madison Avenue, Floor 25

New York, NY 10022

Attn: Nimish Patel, Blake Baron, and Gabriel Miranda

Email: [●]; [●]; [●]

10.2 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

10.3 Amendment. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

10.4 Entire Agreement. This Agreement (together with the other agreements and documents being delivered pursuant to or in connection with this Agreement) constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

10.5 Binding Effect. This Agreement shall inure solely to the benefit of and shall be binding upon the Representative, the Underwriters, the Selected Dealers, the Company and the Controlling Persons, directors, agents, partners, members, employees and officers referred to in Section 5 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of securities from the Underwriters.

10.6 Waiver of Immunity. To the extent that the Company may be entitled in any jurisdiction in which judicial proceedings may at any time be commenced hereunder, to claim for itself or its revenues or assets any immunity, including sovereign immunity, from suit, jurisdiction, attachment in aid of execution of a judgment or prior to a judgment, execution of a judgment or any other legal process with respect to its obligations hereunder and to the extent that in any such jurisdiction there may be attributed to the Company such an immunity (whether or not claimed), the Company hereby irrevocably agrees not to claim and irrevocably waives such immunity to the maximum extent permitted by law.

10.7 Submission to Jurisdiction. Each of the Company and the Representative irrevocably submit to the nonexclusive jurisdiction of any New York State or United States Federal court sitting in The City of New York, Borough of Manhattan, over any suit, action or proceeding arising out of or relating to this Agreement, the Registration Statement, the Statutory Prospectus and the Prospectus or the offering of the Securities. Each of the Company and the Representative irrevocably waives, to the fullest extent permitted by law, any objection that they may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. Any such process or summons to be served upon the Company or the Representative may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in Section 10.1 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the Company or the Representative in any action, proceeding or claim. Each of the Company and the Representative waives, to the fullest extent permitted by law, any other requirements of or objections to personal jurisdiction with respect thereto. Notwithstanding the foregoing, any action based on this Agreement may be instituted by the Underwriters in any competent court. The Company agrees that prevailing party(ies) in any such action shall be entitled to recover all of their reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor if any of them are the prevailing party in such action or proceeding.

10.8 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

10.9 Execution in Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto. Delivery of a signed counterpart of this Agreement by facsimile or email/pdf transmission shall constitute valid and sufficient delivery thereof.

10.10 Waiver. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

10.11 No Fiduciary Relationship. The Company acknowledges and agrees that (i) the purchase and sale of the Units pursuant to this Agreement is an arm’s-length commercial transaction pursuant to a contractual relationship between the Company and the Underwriters, (ii) in connection therewith and with the process leading to such transaction, each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, (iii) the Underwriters have not assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Underwriters have advised or are currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement, (iv) in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, shareholders, creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of this offering of the Company’s securities, either before or after the date hereof and (v) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company agrees that it will not claim that the Underwriters have rendered advisory services of any nature or respect, or owe a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto. The Company and the Underwriters agree that they are each responsible for making their own independent judgment with respect to any such transactions, and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

[Remainder of page intentionally left blank]

If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

Very truly yours,

BHAV ACQUISITION CORP

By:
Name:	Giri Devanur
Title:	Chief Executive Officer

Accepted on the date first above written.

MAXIM GROUP LLC,
as Representative of the several Underwriters

By:
Name:	Lawrence Glassberg
Title:	Head of Investment Banking

[Signature page to Underwriting Agreement]

SCHEDULE A

BHAV ACQUISITION CORP

10,000,000 Units

Underwriters	Number of Firm Units to be Purchased
Maxim Group LLC

Total	10,000,000

SCHEDULE B

EXHIBIT A

FORM OF TARGET BUSINESS LETTER

BHAV ACQUISITION CORP

Ladies and Gentlemen:

Reference is made to the Final Prospectus of BHAV ACQUISITION CORP (the “Company”), dated as of [______], 2026 (the “Prospectus”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in Prospectus.

We have read the Prospectus and understand that the Company has established the Trust Account, initially in an amount of at least $100,000,000 for the benefit of the Public Shareholders and that, except for a portion of the interest earned on the amounts held in the Trust Account, the Company may disburse monies from the Trust Account only: (i) to the Public Shareholders in the event they elect to redeem their public shares in connection with the consummation of the initial Business Combination, (ii) to the Public Shareholders if the Company fails to consummate the initial Business Combination within the required time period set forth in its Memorandum and Articles of Association, as amended and/or restated from time to time (the “Charter Document”), (iii) to the Public Shareholders in connection with a shareholder vote to amend the Charter Document to modify the substance or timing of the Company’s obligation to redeem 100% of the Class A Ordinary Shares included in the Public Securities if the Company has not consummated the initial Business Combination within the period of time provided in the Charter Document or with respect to any other material provisions relating to the rights of the holders of Class A Ordinary Shares or pre- Business Combination activity; or (iv) to the Company after or concurrently with the consummation of the initial Business Combination.

For and in consideration of the Company agreeing to evaluate the undersigned for purposes of consummating the initial Business Combination with it, the undersigned hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Account (each, a “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

Print Name of Target Business

Authorized Signature of Target Business

EXHIBIT B

FORM OF VENDOR LETTER

BHAV ACQUISITION CORP

Ladies and Gentlemen:

Reference is made to the Final Prospectus of BHAV ACQUISITION CORP (the “Company”), dated as of [_______], 2026 (the “Prospectus”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in Prospectus.

We have read the Prospectus and understand that the Company has established the Trust Account, initially in an amount of at least $100,000,000 for the benefit of the Public Shareholders and that, except for a portion of the interest earned on the amounts held in the Trust Account, the Company may disburse monies from the Trust Account only: (i) to the Public Shareholders in the event they elect to redeem their public shares in connection with the consummation of the initial Business Combination, (ii) to the Public Shareholders if the Company fails to consummate the initial Business Combination within the required time period set forth in its Memorandum and Articles of Association, as amended and/or restated from time to time (the “Charter Document”), (iii) to the Public Shareholders in connection with a shareholder vote to amend the Charter Document to modify the substance or timing of the Company’s obligation to redeem 100% of the Class A Ordinary Shares included in the Public Securities if the Company has not consummated the initial Business Combination within the period of time provided in the Charter Document or with respect to any other material provisions relating to the rights of the holders of Class A Ordinary Shares or pre- Business Combination activity; or (iv) to the Company after or concurrently with the consummation of the initial Business Combination.

For and in consideration of the Company agreeing to engage the services of the undersigned, the undersigned hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Account (each, a “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any services provided to the Company and will not seek recourse against the Trust Account for any reason whatsoever.

Print Name of Vendor

Authorized Signature of Vendor